Debt Facilities	9 Months Ended
Sep. 30, 2016
Debt Disclosure [Abstract]
Debt Facilities

6. Debt Facilities

Senior Credit Facility

We have a loan and security agreement, which we refer to as our senior credit facility, with Silicon Valley Bank. The senior credit facility provides for both revolver and term borrowings. The revolver matures in December 2016 and allows us to borrow up to the lesser of $15.0 million and a borrowing base tied to the amount of our eligible accounts receivable and inventory. Interest on revolver borrowings is payable monthly and accrues at a floating rate equal to the lender’s prime rate plus 2.50% at all times when our cash held at the bank plus the amount available to borrow on the revolver is less than or equal to $8.5 million, and 2.00% when our cash held at the bank plus the amount available to borrow on the revolver is greater than $8.5 million for a period of at least 60 consecutive days (5.50% at December 31, 2015). At December 31, 2015, we had $1.9 million of revolver borrowings outstanding, excluding unamortized debt issuance costs of $53,000.

As of December 31, 2015, $9.3 million of term loan borrowings, excluding an unamortized debt discount and debt issuance costs of $142,000, were outstanding. The weighted average interest rate on these facilities was 5.5% at December 31, 2015. Scheduled principal maturities as of December 31, 2015 were as follows (in thousands):

2016	$3,500
2017	3,500
2018	2,333
$9,333

In May 2016, we amended our senior credit facility to, among other things, refinance our $10.5 million aggregate principal amount of outstanding term borrowings, extend the maturity date of the revolver to December 2017, add a $5.0 million sublimit under the revolver for the issuance of standby letters of credit, reduce the interest rate applicable to revolving loans, amend the tangible net worth covenant and provide for a new equipment term-loan facility of up to $2.0 million (unaudited).

Interest on revolver borrowings is payable monthly and accrued at a floating rate equal to the lender’s prime rate plus 2.25% at all times when our cash held at the bank plus the amount available to borrow on the revolver was less than or equal to $8.5 million, and 1.75% when our cash held at the bank plus the amount available to borrow on the revolver was greater than $8.5 million. At September 30, 2016, we had no revolver borrowings outstanding (unaudited).

Equipment loans are available for borrowing for one year following the May 2016 amendment date and mature in May 2020 (unaudited). Equipment loans are repaid in 36 equal monthly installments of principal, plus accrued and unpaid interest, following each borrowing and accrue interest at a floating rate equal to the lender’s prime rate plus 1.75% (5.25% at September 30, 2016) (unaudited). We may at our option prepay the outstanding equipment loan balance by paying the lender all outstanding principal and accrued and unpaid interest plus a prepayment fee equal to 2.00% of the principal amount of each equipment loan prepaid if such equipment loan is prepaid on or prior to the first anniversary of the date such equipment loan was borrowed, and 1.00% of the principal amount of each equipment loan prepaid if such equipment loan is prepaid after the first anniversary of the date such equipment loan was borrowed. At September 30, 2016, we had $1.1 million equipment loan borrowings outstanding (unaudited).

At September 30, 2016, $11.6 million of term loan and equipment loan borrowings were outstanding, excluding unamortized debt issuance costs of $172,000 (unaudited). The weighted average interest rate on these facilities was 5.7% at September 30, 2016 (unaudited). Scheduled principal maturities as of September 30, 2016 were as follows (in thousands) (unaudited):

2016	$90
2017	2,402
2018	3,861
2019	3,770
2020	1,459
$11,582

The senior credit facility contains customary conditions to borrowing, events of default and covenants, including covenants that restrict our ability to dispose of assets, merge with or acquire other entities, incur indebtedness, incur encumbrances, make distributions to holders of our capital stock, make investments or engage in transactions with our affiliates. The credit facility also requires us to maintain a minimum tangible net worth and liquidity ratio. We were in compliance with all covenants as of December 31, 2015 and September 30, 2016 (unaudited). Substantially all of our assets other than intellectual property are pledged as collateral under the senior credit facility.

Mezzanine Credit Facility

We have a mezzanine loan and security agreement, which we refer to as our mezzanine credit facility, with SG Enterprises II, LLC, which provides for a $5.0 million term loan which was drawn in September 2015. Interest on the term loan accrues at a fixed per year rate equal to 18.0% and is payable monthly.  Beginning in October 2017, we are required to pay equal monthly installments of principal equal to $138,889 through the maturity date. We may at our option and upon certain conditions, prepay the outstanding term loan balance without premium or penalty. All outstanding principal and accrued and unpaid interest on the term loan under the mezzanine credit facility is due and payable in October 2020.

The mezzanine credit facility contains customary conditions to borrowing and affirmative and negative covenants, including covenants that restrict our and our subsidiaries’ ability to, among other things, dispose of assets, merge with or acquire other entities, incur indebtedness, grant liens on our assets, make distributions to holders of our capital stock, make investments or engage in transactions with our affiliates. The mezzanine credit facility also requires us to maintain minimum revenues of at least 80% of our board-approved annual operating plan, measured quarterly on a year-to-date basis. Substantially all of our assets other than intellectual property are pledged as collateral under the mezzanine credit facility.

As of December 31, 2015, $5.0 million of mezzanine loan borrowings, excluding unamortized debt discounts and issuance costs of $128,000, were outstanding. On July 26, 2016, we repaid without premium or penalty the principal and accrued interest on the $5.0 million term loan pursuant to the mezzanine credit facility and wrote-off unamortized debt discounts and issuance costs of $109,000 (unaudited). Scheduled principal maturities as of December 31, 2015 were as follows (in thousands), all such balances as of September 30, 2016 were $0 (unaudited):

2017	$416
2018	1,667
2019	1,667
2020	1,250
$5,000